UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 11, 2017

ANTARES PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32302	41-1350192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Princeton South, Suite 300, Ewing, New Jersey 08628

(Address of principal executive offices, including zip code)

(609) 359-3020

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 11, 2017, Antares Pharma, Inc. (the “Company”) entered into a Sales Agreement (the “Agreement”) with Cowen and Company, LLC (“Cowen”) under which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of up to $30,000,000 through Cowen as the Company’s sales agent and/or as principal.

Cowen may sell the Common Stock by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act of 1933, as amended. Subject to the terms of the Agreement, Cowen will use its commercially reasonable efforts to sell the Common Stock from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company or Cowen may suspend the offering of the Common Stock being made through Cowen under the Agreement upon proper notice to the other party. The Company will pay Cowen a commission of 3.0% of the gross sales proceeds of any Common Stock sold through Cowen under the Agreement, and also has provided Cowen with customary indemnification rights.

The Company is not obligated to make any sales of Common Stock under the Agreement. The offering of shares of Common Stock pursuant to the Agreement will terminate upon the earlier of (i) the sale of all Common Stock subject to the Agreement or (ii) termination of the Agreement in accordance with its terms.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The shares of Common Stock being offered pursuant to the Agreement will be offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-217808). On August 11, 2017, the Company filed a prospectus supplement relating to this offering with the Securities and Exchange Commission.

The legal opinion of Morgan, Lewis & Bockius LLP relating to the Common Stock being offered pursuant to the Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Sales Agreement, dated August 11, 2017, by and between Antares Pharma, Inc. and Cowen and Company, LLC

5.1	Opinion of Morgan, Lewis & Bockius LLP

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTARES PHARMA, INC.

Dated: August 11, 2017	By:	/s/ Peter J. Graham
	Name:	Peter J. Graham
	Title:	Senior Vice President,
General Counsel, Chief Compliance Officer,
Human Resources and Secretary

Exhibit Index

Exhibit No.	Description

1.1	Sales Agreement, dated August 11, 2017, by and between Antares Pharma, Inc. and Cowen and Company, LLC

5.1	Opinion of Morgan, Lewis & Bockius LLP

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1)